UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1 TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
 Date of Report (date of earliest event reported): April 25, 2018
Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.            Results of Operations and Financial Condition.

On April 25, 2018, Merit Medical Systems, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) in which it (a) furnished, under Item 2.02, a press release announcing the Company’s operating and financial results for the quarter ended March 31, 2018 (the “Initial Release”), and (b) furnished, under Item 7.01, a presentation discussing the Company's operating and financial results for the quarter ended March 31, 2018.

The Company is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) and the accompanying press release attached to this Amendment as Exhibit 99.1 (the “Revised Release”) in order to modify a statement made in the Initial Release. Specifically, in discussing the Company’s agreement with NinePoint Medical, Inc. (“NinePoint”) to become the exclusive worldwide distributor for the NvisionVLE® Imaging System with Real-time Targeting™ using Optical Coherence Tomography (OCT), the Initial Release suggested that NinePoint had received both Section 510(k) and CE mark clearances for its products. However, although NinePoint has received Section 510(k) clearance for its Nvision VLE® Imaging System and NinePoint is preparing an application for CE mark approval of its products, NinePoint has not yet received CE mark approval for its products.

Item 9.01.       Financial Statements and Exhibits.

(d)            Exhibit

99.1	Press Release, dated April 25, 2018, entitled “Merit Medical Reports Record Revenues for First Quarter of 2018,” including unaudited financial information

The Revised Release attached to this Amendment supersedes in its entirety the Initial Release attached as Exhibit 99.1 to, and furnished in Item 9.01 of, the Initial Report.

The information in this Amendment (including the exhibit furnished herewith) is furnished, pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: April 27, 2018	By:	/s/ Brian G. Lloyd
Brian G. Lloyd
Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated April 25, 2018, entitled “Merit Medical Reports Record Revenues for First Quarter of 2018,” including unaudited financial information

4